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Exhibit 10.9(c)

THIRD AMENDMENT TO THE MASTER INDENTURE

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST

        THIS THIRD AMENDMENT TO THE MASTER INDENTURE is hereby executed as of March 18, 2002 and effective as of April 1, 2001, (this "Amendment") is among COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer (the "Issuer"), a business trust organized under the laws of the State of Nevada and THE BANK OF NEW YORK, as Trustee (the "Indenture Trustee"), a New York banking corporation and CompuCredit Corporation, as Servicer (the "Servicer"), and amends that Master Indenture dated as of July 14, 2000 (as amended prior to the date hereof, the "Master Indenture") also among the Issuer, the Indenture Trustee and the Servicer.

RECITALS

        WHEREAS, the Issuer and the Servicer wish to amend the Master Indenture as provided herein in accordance with Section 9.01(b) of the Master Indenture and the Indenture Trustee, when authorized as provided in such Section 9.01(b), is willing to enter into such amendment upon the terms provided for herein,

        NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

        SECTION 1.    Provisions Relating to Merger and Consolidation.    The Master Indenture is hereby amended to delete Section 3.10 in its entirety and replace it with the following:

          Section 3.10    Reserved.

        SECTION 2.    Provisions Relating to Defeasance.    The Master Indenture is hereby amended to delete Section 10.03 in its entirety and replace it with the following:

          Section 10.03    Reserved.

        SECTION 3.    Master Indenture in Full Force and Effect as Amended.    Except as specifically amended hereby, all of the terms and conditions of the Master Indenture shall remain in full force and effect. All references to the Master Indenture in any other document or instrument shall be deemed to mean such Master Indenture as amended by this Amendment. This Amendment shall not constitute a novation of the Master Indenture, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Master Indenture, as amended by this Amendment, as though the terms and obligations of the Master Indenture were set forth herein.

        SECTION 4.    Counterparts.    This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

        SECTION 5.    Governing Law.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Master Indenture to be duly executed by their respective authorized officers as of the day and year first above written.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer
By:	WILMINGTON TRUST FSB, not in its individual capacity, but solely as Owner Trustee
By:
Name: Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name: Title:
COMPUCREDIT CORPORATION, as Servicer
By:
Name: Ashley L. Johnson Title: Chief Financial Officer

        [Signature Page to the Third Amendment to the
Master Indenture]

Consented to, Accepted and Agreed:
BANK OF AMERICA, N.A, as Agent
By:

Name: Title:
SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as Deal Agent
By:

Name: Title:
SUNTRUST BANK, a national banking association, as Liquidity Agent
By:

Name: Title:
BARCLAYS BANK PLC, as Administrative Agent
By:

Name: Title:
DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent
By:

Name: Title:

[Consents Page to the Third Amendment to Master Indenture]

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THIRD AMENDMENT TO THE MASTER INDENTURE COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST